Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (the “Report”) by Pacific Capital Bancorp (“Registrant”), the undersigned hereby certifies that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: November 7, 2006

By:	/S/ Joyce M. Clinton
Joyce M. Clinton
Executive Vice President and Chief Financial Officer